LIBERTY TAX-MANAGED GROWTH FUND II
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PROSPECTUS, MARCH 1, 2002



CLASS Z SHARES


Advised by Stein Roe & Farnham Incorporated



Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS


THE FUND                                                                       2
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Investment Goals ...........................................................   2
Principal Investment Strategies ............................................   2
Principal Investment Risks .................................................   3
Performance History ........................................................   3
Your Expenses ..............................................................   4


YOUR ACCOUNT                                                                   5
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How to Buy Shares ..........................................................   5
Eligible Investors .........................................................   6
Sales Charges ..............................................................   7
How to Exchange Shares .....................................................   7
How to Sell Shares .........................................................   7
Fund Policy on Trading of Fund Shares ......................................   9
Other Information About Your Account .......................................   9


MANAGING THE FUND                                                             12
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Investment Advisor .........................................................  12
Investment Sub-Advisor .....................................................  12
Portfolio Managers .........................................................  13


FINANCIAL HIGHLIGHTS                                                          14
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Not FDIC   May Lose Value
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Insured    No Bank Guarantee
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THE FUND
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UNDERSTANDING TAX-MANAGED INVESTING

In managing the Fund, the sub-advisor uses investment strategies that are designed to reduce (but not eliminate) the payment by the Fund of taxable distributions to shareholders. These strategies include: buying stocks that pay low dividends or no dividends at all; maintaining a low portfolio turnover rate which helps to minimize the realization and distribution of taxable gains; deferring the sale of a security until the realized gain would qualify as a long-term capital gain rather than a short-term capital gain; selling securities to create a loss to offset gains realized on other securities; and selling the higher cost basis portion of a security holding before the lower cost basis portion.

From time to time, the Fund expects to distribute taxable income and capital gains. Market conditions may limit the Fund's ability to generate tax losses or to avoid dividend income. Additionally, the ability to use certain tax management techniques may be curtailed or eliminated in the future by tax legislation or regulation.


INVESTMENT GOALS
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The Fund seeks long-term capital growth while reducing shareholder exposure to taxes.


PRINCIPAL INVESTMENT STRATEGIES
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The Fund invests primarily in large capitalization (large-cap) and middle capitalization (mid-cap) stocks. The Fund may also invest in foreign securities. In selecting stocks for the Fund, the Fund's investment sub-advisor uses fundamental research analysis and valuation techniques.


At times, the sub-advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.

Defining Capitalization. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large-cap; mid-cap; or small capitalization (small-cap). In defining a company's market capitalization, the sub-advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

Large Capitalization. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in of the Standard & Poor's 500 Index is considered a large-cap stock.

Middle Capitalization. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($10.4 billion as of December 31,
2001). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.

Small Capitalization. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($3.8 billion as of December 31, 2001).

THE FUND



PRINCIPAL INVESTMENT RISKS
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The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the sub-advisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact

THE FUND



of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND




UNDERSTANDING PERFORMANCE

CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year and the life of the Fund periods. They include the effects of Fund expenses.

The Fund's returns are compared to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of 500 large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


PERFORMANCE HISTORY
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The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.


CALENDAR YEAR TOTAL RETURNS (CLASS Z)
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[BAR CHART]


YEAR
2001              -15.72%


For period shown in bar chart:

Best quarter: 4th quarter 2001, +13.13%

Worst quarter: 3rd quarter 2001, -17.52%

THE FUND



After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001
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                                          INCEPTION                 LIFE OF THE
                                             DATE        1 YEAR         FUND
  Class Z (%)                               3/7/00
    Return Before Taxes                                  -15.72        -15.73
    Return After Taxes on
       Distributions                                     -15.72        -15.73
    Return After Taxes on
       Distributions and Sale
       of Fund Shares                                     -9.58        -12.40
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  S&P Index (%)                                N/A       -11.88         -7.92(1)

(1)   Performance information is from February 29, 2000.

THE FUND



UNDERSTANDING EXPENSES

ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

-     $10,000 initial investment

-     5% total return for each year

-     Fund operating expenses remain the same

-     Assumes reinvestment of all dividends and distributions


YOUR EXPENSES
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Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


SHAREHOLDER FEES (2) (PAID DIRECTLY FROM YOUR INVESTMENT)
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Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                  0.00
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Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)                            0.00
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Redemption fee (%) (as a percentage of
amount redeemed, if applicable)                                              (3)


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
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Management fee (4) (%)                                                      1.00
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Distribution and service (12b-1) fees (%)                                   0.00
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Other expenses (5) (%)                                                      0.41
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Total annual fund operating expenses (5) (%)                                1.41


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
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          1 YEAR              3 YEARS              5 YEARS              10 YEARS
           $144                $446                 $771                 $1,691



(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(3)   There is a $7.50 charge for wiring sale proceeds to your bank.

(4) The Fund pays a management fee of 0.80% and an administration fee of 0.20%.

(5) The Fund's advisor has agreed to bear the Fund's expenses so that "Other expenses" do not exceed 0.25% of the first $100 million of average net assets and 0.50% of average net assets over $100 million annually. As a result, the actual other expenses for Class Z shares would be 0.25% and total annual fund operating expenses for Class Z shares would be 1.25%. The advisor will be able to recoup expense reimbursement payments made to the Fund during the first three years that the Fund's shares were offered for sale. This will be accomplished by the payment of an expense reimbursement fee by the Fund to the advisor computed and paid monthly, with a limitation that immediately after such payment the Fund's "Other expenses" will not exceed 0.25% of the first $100 million of average net assets and 0.50% of average net assets over $100 million annually. This arrangement may be modified or terminated at an earlier date by the advisor.

YOUR ACCOUNT



HOW TO BUY SHARES
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Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
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METHOD                INSTRUCTIONS
Through your          Your financial advisor can help you establish your account
financial advisor     and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor firm must
                      receive your request prior to the close of the New York
                      Stock Exchange (NYSE), usually 4:00 p.m. Eastern time.
                      Your financial advisor may charge you fees for executing
                      the purchase for you.
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By check              For new accounts send a completed application and check
(new account)         made payable to the Fund to the transfer agent, Liberty
                      Funds Services, Inc., P.O. Box 1722, Boston, MA
                      02105-1722.
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By check              For existing accounts fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or
                      send a letter of instruction including your Fund name and
                      account number with a check made payable to the Fund to
                      Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                      02105-1722.
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By exchange           You or your financial advisor may acquire shares for your
                      account by exchanging shares you own in one fund for
                      shares of the same class or Class A of the Fund at no
                      additional cost. There may be an additional charge if
                      exchanging from a money market fund. To exchange by
                      telephone, call 1-800-422-3737.
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By wire               You may purchase shares by wiring money from your bank
                      account to your Fund account. To wire funds to your Fund
                      account, call 1-800-422-3737 to obtain a control number
                      and the wiring instructions.
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By electronic funds   You may purchase shares by electronically transferring
transfer              money from your bank account to your Fund account by
                      calling 1-800-422-3737. An electronic funds transfer may
                      take up to two business days to settle and be considered
                      in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate
                      section of the application.
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Automatic             You can make monthly or quarterly investments
investment plan       automatically from your bank account to your Fund account.
                      You can select a pre-authorized amount to be sent via
                      electronic funds transfer. Be sure to complete the
                      appropriate section of the application for this feature.
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Automated dollar      You can purchase shares for your account by exchanging
cost averaging        $100 or more each month from another fund for shares of
                      the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the
                      money is coming from. The designated amount will be
                      exchanged on the third Tuesday of each month. Exchanges
                      will continue so long as your fund balance is sufficient
                      to complete the transfers. You may terminate your program
                      or change the amount of the exchange (subject to the $100
                      minimum) by calling 1-800-422-3737. Be sure to complete
                      the appropriate section of the account application for
                      this feature.
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By dividend           You may automatically invest dividends distributed by
diversification       another fund into the same class of shares of the Fund at
                      no additional sales charge. To invest your dividends in
                      another fund, call 1-800-345-6611.

YOUR ACCOUNT



ELIGIBLE INVESTORS
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Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Eligible Investors are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

- any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc., the Fund's distributor;

- any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and

- any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to own shares of any fund distributed by Liberty Funds Distributor, Inc.

$100,000 minimum initial investment

- clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee;

- any insurance company, trust company or bank purchasing shares for its own account;

-     any endowment, investment company or foundation; and

- clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates.

No minimum initial investment

- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third-party broker-dealer; and

- any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.

YOUR ACCOUNT



CHOOSING A SHARE CLASS

The Fund offers one class of shares in this prospectus -- CLASS Z.

The Fund also offers three additional classes of shares -- Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.


The Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES
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Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.


HOW TO EXCHANGE SHARES
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You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES
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Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

YOUR ACCOUNT



OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
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METHOD                INSTRUCTIONS
Through your          You may call your financial advisor to place your sell
financial advisor     order. To receive the current trading day's price, your
                      financial advisor firm must receive your request prior to
                      the close of regular trading on the NYSE, usually 4:00
                      p.m. Eastern time. Your financial advisor may charge you
                      fees for executing a redemption for you.
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By exchange           You or your financial advisor may sell shares by
                      exchanging from the Fund into Class Z shares or Class A
                      shares of another fund at no additional cost. To exchange
                      by telephone, call 1-800-422-3737.
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By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                      Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                      period. You do not need to set up this feature in advance
                      of your call. Certain restrictions apply to retirement
                      accounts. For details, call 1-800-345-6611.
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By mail               You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's
                      name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by
                      either a bank, a member firm of a national stock exchange
                      or another eligible guarantor institution. Additional
                      documentation is required for sales by corporations,
                      agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call
                      1-800-345-6611.

                      Mail your letter of instruction to Liberty Funds Services,
                      Inc., P.O. Box 1722, Boston, MA 02105-1722.
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By wire               You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your
                      telephone request. Be sure to complete the appropriate
                      section of the account application for this feature.
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By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage of your account on a monthly, quarterly or
                      semi-annual basis and have the proceeds sent to you if
                      your account balance is at least $5,000. All dividend and
                      capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account
                      application for this feature.
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By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank.  Proceeds may
                      take up to two business days to be received by your bank.
                      You must set up this feature prior to your request. Be
                      sure to complete the appropriate section of the account
                      application for this feature.

YOUR ACCOUNT



FUND POLICY ON TRADING OF FUND SHARES
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The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.


OTHER INFORMATION ABOUT YOUR ACCOUNT
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HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class Z shares.

YOUR ACCOUNT



UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:



TYPES OF DISTRIBUTIONS
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Dividends             Represents interest and dividends earned from securities
                      held by the Fund, net of expenses incurred by the Fund.
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Capital gains         Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.



DISTRIBUTION OPTIONS The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
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Reinvest all distributions in shares of another fund
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Receive dividends in cash (see options below) and reinvest capital gains
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Receive all distributions in cash (with one of the following options):

-     send the check to your address of record

-     send the check to a third party address

-     transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.

YOUR ACCOUNT



TAX CONSEQUENCES Unless you are an entity exempt from income taxes, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

MANAGING THE FUND
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INVESTMENT ADVISOR
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Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, is the Fund's investment advisor. Stein Roe has been an investment advisor since 1932. As of January 31, 2002, Stein Roe managed over $16 billion in assets.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Colombia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Stein Roe is a registered investment advisor.

For the 2001 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund amounted to 0.80% of average daily net assets of the Fund.

Stein Roe may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.



INVESTMENT SUB-ADVISOR
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Stein Roe Investment Counsel LLC (SRIC), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, is the Fund's investment sub-advisor. SRIC is a registered investment advisor and has sub-advised the Fund since January, 2001. In its duties as investment sub-advisor, SRIC runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities.

Under the sub-advisory agreement, Stein Roe pays SRIC a sub-advisory fee monthly at the annual rate of 0.20% of the average daily net assets of the Fund, which may be adjusted to an annual rate as high as 0.25% or an annual rate as low as 0.15% depending on the Fund's performance over a specified period of time as measured by Morningstar, Inc.'s Large Blend Category for domestic equity funds. The Fund does not pay any fees directly to SRIC. For more information about the sub-advisory fees see the caption "Fund Charges and Expenses" in the Statement of Additional Information. SRIC has been an investment advisor since 2000. As of January 31, 2002, SRIC managed over $8.08 billion in assets.

PORTFOLIO MANAGERS
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MANAGING THE FUND



The Fund is managed by a team of investment professionals assigned to it by SRIC. No single individual has primary management responsibility over the Fund's portfolio securities.

FINANCIAL HIGHLIGHTS
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The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the fiscal years since inception of Class Z, which run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.



THE FUND
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                                               Year Ended       Period ended
                                               October 31        October 31,
                                                  2001            2000 (a)
                                                Class Z            Class Z
Net asset value -- Beginning of period ($)       11.58              12.00
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INCOME FROM INVESTMENT OPERATIONS ($):
Net investment loss (b)                          (0.02)             (0.05)
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Net realized and unrealized loss
  on investments                                 (3.61)             (0.37)
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Total from Investment Operations                 (3.63)             (0.42)
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Net asset value -- End of period ($)              7.95              11.58
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Total return (%)                               (31.35) (f)          (3.50)(c)(f)
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RATIOS TO AVERAGE NET ASSETS (%):
Expenses (d)                                      1.25               1.25 (e)
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Net investment loss (d)                          (0.17)             (0.59)(e)
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Waiver/reimbursement                              0.16               0.62 (e)
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Portfolio turnover rate (%)                         90                 32 (c)
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Net assets, end of period (000's) ($)            1,211              4,740



(a)   The Fund commenced investment operations on March 7, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)   Not annualized.


(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.


(e)   Annualized.

(f) Had the advisor/administrator not reimbursed a portion of expenses, total return would have been reduced.

NOTES
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FOR MORE INFORMATION
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Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at WWW.SEC.GOV.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust I: 811-2214

-     Liberty Tax-Managed Growth Fund II




                           [LIBERTY FUNDS LETTERHEAD]


709-01/973I-0202